1615626306.2 Internal Stock Code: 688082 Short Name: ACMSH ACM Research (Shanghai), Inc. Records of Investor Relations Activity No.: 2026-05 Type of investor relation activities □Specific target research □Analyst meeting □Media interview √ Earnings Conference Call □Press conference □Roadshow □On-site visit □Others Date August 14, 2026 Venue Conference Call Representatives of the listed company Chairman: HUI WANG General Manager: JIAN WANG Chief Financial Officer: LISA YI LU FENG Board Secretary: MINGZHU LUO Summary of investor relations activity I. Company Introduction: Management of ACM Research (Shanghai), Inc. (the “ACM Shanghai”) provided a brief overview of the Company’s first-half 2026 results and financial position and answered questions from investors. II. Q&A 1. Q: In light of SK hynix’s recently disclosed capacity expansion plans, how do you view the outlook for related business opportunities? A: We have maintained a positive, long-standing relationship with SK Hynix and engage in regular communication and coordination. We will make timely disclosures when developments relating to our business and customer cooperation meet applicable disclosure requirements. 2. Q: ACM Shanghai’s newly signed orders grew strongly in the first half of 2026. How were these orders distributed among cleaning, electroplating and advanced packaging equipment? A: All three major product categories, electroplating, cleaning and advanced packaging equipment, achieved significant order growth. Electroplating equipment recorded particularly strong growth across front-end copper interconnect electroplating systems, back-end wafer-level and 3D-stacking electroplating systems, and horizontal

1615626306.2 Internal panel-level electroplating systems for advanced packaging. In cleaning, orders for single wafer, batch and SPM cleaning equipment all increased significantly. In the first half of 2026, we achieved a major technological breakthrough in our high-temperature SPM cleaning solution. Using our proprietary patented nozzle, the solution achieved industry-leading particle-control performance of fewer than 15 particles at 15 nm. We have shipped several high- temperature single-wafer SPM systems and expect cumulative shipments to exceed 20 systems by the end of 2026. Advanced packaging wet-process equipment also recorded strong order growth. We have secured advanced packaging equipment orders from several leading semiconductor and technology companies worldwide, and we expect continued demand from both domestic and overseas customers to in the second half of 2026. 3. Q: ACM Shanghai recently disclosed a new evaluation order for its panel-level electroplating equipment. Could you briefly discuss the expected delivery timelines for the relevant systems? A: Based on our assessment of industry trends and market technology requirements, we began developing horizontal panel-level electroplating technology in 2022. The technology now supports panel sizes including 310 × 310 mm, 510 × 515 mm and 600 × 600 mm. In 2026, we received an order for our first 510 × 515 mm horizontal panel-level electroplating system for volume production from an existing advanced packaging customer in mainland China, with delivery planned for the first quarter of 2027. We also received an order for a 310 × 310 mm horizontal panel-level electroplating evaluation system from a leading panel packaging customer in Asia, with delivery planned by the end of 2026. 4. Q: How are ACM Shanghai’s new orders trending overall in 2026? Which areas offer greater growth potential? A: Our newly signed orders increased by 105% year-over-year in the first half of 2026, with steady growth across the memory, logic and advanced packaging sectors. As with prior years, we plan to disclose backlog figures as of September 30th, in early October. We have also observed rapid growth in mature-node semiconductor manufacturing. As AI technology continues to penetrate a broader range of downstream applications, we believe demand for related equipment will increase accordingly, and we see further growth potential in this area.

1615626306.2 Internal 5. Q: With competition in the semiconductor equipment industry intensifying, how do you assess its impact on gross margins, and what is your outlook for gross margin levels? A: We expect our overall gross margin to remain in the range of 42% to 48%, although quarterly gross margin may fluctuate depending on product mix. As the competitive landscape evolves, we believe differentiated innovation will remain a key factor in sustaining our gross margin. We will continue to pursue our strategy of differentiated technology, platform-based product development and global customer expansion. We remain committed to independent innovation and will leverage our patent portfolio to build technological barriers, address industry competition and meet the increasingly sophisticated technology requirements of customers worldwide. 6. Q: Could you provide an overview of ACM Shanghai’s furnace equipment strategy and the R&D and customer qualification progress across its product lines? A: We began developing furnace equipment in 2019 and have established multiple product lines covering LPCVD, atmospheric- pressure oxidation and diffusion furnaces, and atomic layer deposition (ALD) furnaces, with the long-term goal of achieving comprehensive process coverage. Our atmospheric-pressure oxidation and LPCVD furnaces have gradually been adopted by multiple integrated circuit manufacturers in China. These systems are progressing through customer qualification and toward higher order volumes. We are also accelerating the development of several ALD products and introducing them to customers for qualification. Certain processes have completed small-batch validation and are undergoing final optimization and testing. In addition, our independently developed ultra-high-temperature vertical furnace and several plasma-enhanced and thermal ALD furnace systems are undergoing testing and optimization at customer sites and on our Lingang testing and R&D line.

1615626306.2 Internal Encl.: List of Participants Institution Name Citadel Enterprise Americas LLC Mike Song dc investments Yin Kecheng East Top Cap He Jiajie IGWT Investment Liao Keming Jain Global (Hong Kong) Limited Elaine Ren Jellola Investments Pte. Ltd. Murong Wang MARCO POLO PURE ASSET MANAGEMENT LIMITED Deng Yongmei Morgan Stanley Li Sijing Point72 Hong Kong Limited Zheng Tiantao SINGULAR ASSET MANAGEMENT SDN.BHD. Kok Keng Xin UG INVESTMENT ADVISERS LTD Sharon Chen WFM Asia Zhang Junfeng EPS International (Hong Kong) Limited. Eric Anhe (Guangzhou) Private Equity Securities Investment Fund Management Co., Ltd Wang Jue Beijing Jinggu Private Fund Management Co., Ltd. Gao Yi Beijing Nuochang Investment Management Co., Ltd. Xu Yaowen Bohai Life Insurance Co., Ltd. Yang Yinxiao Caida Securities Co., Ltd. Xiang Zhengfu Daiwa (Shanghai) Corporate Consulting Co., Ltd. Wang Jie Daiwa (Shanghai) Corporate Consulting Co., Ltd. Ni Bintuo UOB Kay Hian (Hong Kong) Limited Ren Zhongmin UOB Kay Hian (Hong Kong) Limited Li Shuqian Greater Bay Area Development Fund Management Co., Ltd. Lin Quan Northeast Securities Co., Ltd. Li Yaxin Eastmoney Securities Co., Ltd. Lv Lin Donghai Securities Co., Ltd. Fang Yiyang Soochow Life Insurance Co., Ltd. Feng Jiayi FountainCap Research & Investment (Hong Kong) Co., Ltd. Li Cheng Founder Securities Co., Ltd. Zhu Zhangyuan Fuzhou Development Zone Sanxin Asset Management Co., Ltd. Feng Qiang Franklin Templeton Investments (Asia) Limited Sun Tong GW Private Fund Management (Shanghai) Co., Ltd. Yang Hangbo Everbright PGIM Fund Management Co., Ltd. Lin Xiaofeng Everbright Securities Co., Ltd. Liu Yong Guangdong Guanda Jinghua Private Fund Management Co., Ltd. Lei Wen Guangdong Hengsheng Fund Management Co., Ltd. Luo Xujuan GF Securities Co., Ltd. Wang Liang Guangxi Yingzhou Management Consulting Services Co., Ltd. Huang Jinghui

1615626306.2 Internal Guangzhou Yunxi Private Securities Investment Fund Management Co., Ltd. Long Huaming GH SHINING Insurance Asset Management Co., Ltd. Han Dongwei Sinolink Securities Co., Ltd. Meng Can CPIC Fund Management Co., Ltd. Yang Zijiang Guotai Haitong Securities Co., Ltd. Xiao Junchong Guotai Haitong Securities Co., Ltd. Ma Xiao Guotai Haitong Securities Co., Ltd. Huang Xinghui Guotai Asset Management Co., Ltd. Lin Xiaocong SDIC Securities Co., Ltd. Zhu Yuhang Guosen Securities Co., Ltd. Wang Ding Guosen Securities Co., Ltd. Hu Hui Hainan Hengxun Investment Partnership (L.P.) Wang Qing Hainan Zhilian Private Fund Management Co., Ltd. Li Yixin Hongta Securities Co., Ltd. Li Yufeng Hongyun Private Fund Management (Hainan) Co., Ltd. Zhang Liqing Hunan Changxin Private Fund Management Co., Ltd. Xu Xingyu HuaAn Fund Management Co., Ltd. Liu Xiao Hwabao WP Fund Management Co., Ltd. Yi Jingming Huafu Securities Co., Ltd. Wei Zhengyu Huafu Securities Co., Ltd. Tang Ye Huirui Private Fund Management (Sanya) Co., Ltd. Gu Chenghu Value Partners Overseas Investment Fund Management (Shanghai) Co., Ltd. Liao Huanhuan Chi Fu Investments Co., Ltd. Wang Yuxuan Jiaze (Xiamen) Private Fund Management Co., Ltd. Li Yong CCB International Capital Limited Long Zhaofeng Jiangsu Ruihua Investment Holding Group Co., Ltd. Zhang Liying Jiangxi Bide Mingqi Private Fund Management Co., Ltd. Kang Jian Jiangxi Bide Mingqi Private Fund Management Co., Ltd. Lin Weixian BOCOM Schroder Fund Management Co., Ltd. Yu Chang GR (Shanghai) Asset Management Co., Ltd. He Chuan KGI Securities Asia Limited Wei Hongda Neuberger Berman Asia Limited Xiao Di Macquarie Group Limited Mark Li Macquarie Capital Limited Zheng Wenjing Bank of America Shen Dai JPMorgan Chase & Co. Huang Zimin Nanchang Industrial Investment Fund Management Co., Ltd. Pan Xiaoqi Nanhua Fund Management Co., Ltd. Cai Feng Nanjing Ruilan Private Fund Management Co., Ltd. Luo Guiwen Nantong Haixing Electronics Co., Ltd. Li Haojie Penghua Fund Management Co., Ltd. Zhang Hua’en

1615626306.2 Internal Ping An Securities Co., Ltd. Chen Fudong Knight Investment Management (Shanghai) Co., Ltd. Zhao Dong Lake Bleu Capital (Hong Kong) Limited Jin Liangzhu Qunyi Securities Investment Trust Co., Ltd. Hong Yuting Ruishengyuan (Shanghai) Private Fund Management Co., Ltd. Niu Jiarui UBS Group Li Xinlei UBS Securities Co., Ltd. Luo Qing UBS Securities Co., Ltd. Lai Yongwei Sumitomo Mitsui DS Asset Management (Hong Kong) Co., Ltd. Li Zhaolun Shandong Kingstar Investment Management Co., Ltd. Ning Shuai Shanxi Securities Co., Ltd. Zhang Tian Shanxi Securities Co., Ltd. Li Mingyang Shanxi Securities Co., Ltd. Xu Yiran Shanghai Pinpoint Investment Management Co., Ltd. Li Mo Shanghai Biren Intelligent Technology Co., Ltd. Ding Ning Shanghai Bodu Investment Management Co., Ltd. Ye Bingxi Shanghai Chuanliu Private Fund Management Co., Ltd. Wu Yunpeng Shanghai Daoren Asset Management Co., Ltd. Li Xiaoguang Shanghai Daoren Asset Management Co., Ltd. Chen Yuexiong Shanghai Daoren Asset Management Co., Ltd. Xue Jun Shanghai Dehui Group Co., Ltd. Li Rongchang Shanghai International Trust Co., Ltd. Liu Bai Shanghai Guotai Haitong Securities Asset Management Co., Ltd. Chen Sijing Shanghai Guotai Haitong Securities Asset Management Co., Ltd. Zheng Wei Shanghai HPI Investment Management Co., Ltd. Zhang Xiaolin Shanghai Hedao Asset Management Co., Ltd. Yan Sihong Shanghai Heqing Investment Management Co., Ltd. Gao Lei Shanghai Hengsui Asset Management Center (L.P.) Luo Huasen Shanghai Houji Investment Co., Ltd. Yan Jun Shanghai Huizheng Finance Consulting Co., Ltd. Liu Yong Shanghai Kingsun Investment Management Co., Ltd. Liang Yanchun Shanghai Jinen Investment Co., Ltd. Lin Renxing Shanghai Jush Equity Investment Management Co., Ltd. Yang Xupeng Shanghai KS Private Fund Management Co., Ltd. Ni Fei Shanghai Myway Fund Management Co., Ltd. Chen Xinhua Shanghai Mingyu Fund Management Co., Ltd. Zhu Xihui Shanghai River Investment Management Co., Ltd. Wang Meng Shanghai Ningyongfu Private Fund Management Partnership (L.P.) Huang Panpan Shanghai Qiyeshu Asset Management Co., Ltd. Wang Fei Shanghai Q.M. Fortune Management Partnership (L.P.) Chen Jiayuan SWS Research Co., Ltd. Yang Haiyan Shanghai Talent Investment Management Wang Zhe Shanghai Xiangsheng Asset Management Co., Ltd. Wang Dian

1615626306.2 Internal Shanghai Xingzhi Venture Capital Co., Ltd. Zhou Feng Shanghai Silver Leaf Investment Co., Ltd. Chen Huicui Shanghai Yonghua Investment Management Co., Ltd. He Xu Shanghai Yunmen Investment Management Co., Ltd. Yu Zhonghua Shanghai Zhongyu Asset Management Center (L.P.) Yuan Pengtao Shanghai Chongyang Investment Management Co., Ltd. Wei Shugen SWS MU Fund Management Co., Ltd. Xu Xun Shenzhen Hongding Wealth Management Co., Ltd. Liang Weidong Shenzhen Hongding Wealth Management Co., Ltd. Li Xiaobin Shenzhen Qianhai Junan Asset Management Co., Ltd. Lu Xiaodong Shenzhen Guohui Investment Co., Ltd. Wu Haolong Shenzhen Jinzhihao Fund Management Co., Ltd. Huang Junbin Shenzhen Kunpeng Henglong Investment Co., Ltd. Peng Feihong Shenzhen Luoyu Private Securities Fund Management Co., Ltd. Cao Zhiping Shenzhen Shangcheng Asset Management Co., Ltd. Huang Xiangqian Shenzhen Tuosen Investment Holdings Co., Ltd. Li Botian Shenzhen Xishan Capital Management Co., Ltd. Zhang Liang Sanford C. Bernstein (Hong Kong) Limited Kai Zhang Sanford C. Bernstein (Hong Kong) Limited Lin Qingyuan Merlion Industrial Investment Consulting (Shanghai) Co., Ltd. Willy Chen Suzhou Junrong Asset Management Co., Ltd. Xiong Xiaofeng Taiping Fund Management Co., Ltd. Wang Dating Taiping Asset Management Co., Ltd. Shao Jun TF (Shanghai) Securities Asset Management Co., Ltd. Wang Yinsheng Tianling (Beijing) Investment Management Co., Ltd. Lin Chengkun China Nature Asset Management Co., Ltd. Gu Shenyao Xi’an Jiangyue Private Fund Management Co., Ltd. Lv Zhenghe Western Leadbank Fund Management Co., Ltd. Feng Haoqi Industrial Securities Co., Ltd. Long Lei Symbol Investment (Shanghai) Co., Ltd. Li Miaomiao Sunshine Insurance Group Co., Ltd. Li Xichen Nomura Orient International Securities Co., Ltd. Dong Jingwei Nomura Investment Management (Hong Kong) Co., Ltd., Shanghai Representative Office Li Zhijing EVALUESERVE Business Consulting (Shanghai) Co., Ltd. Lv Xiaoran Yingda AMC Fund Management Co., Ltd. Zhang Yuan MaxWealth Fund Management Co., Ltd. Ren Siru Zhangjiagang Gaozhu Private Fund Management Co., Ltd. Li Xinyu Changjiang Securities Co., Ltd. Ni Rui Changjiang Securities Co., Ltd. Wang Zegang Changsheng Fund Management Co., Ltd. Zhao Wanlong Changsheng Fund Management Co., Ltd. Guo Kun

1615626306.2 Internal * * * The following information is provided in connection with the furnishing of the above Record of August 2026 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.: Forward-Looking Statements Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, Zhejiang Xiangyuxing Investment Management Co., Ltd. Deng Qiulin Zheshang Securities Co., Ltd. Hu Jia Zheshang Securities Co., Ltd. Li Qiudi China International Capital Corporation Limited Wen Hanjing China Life Insurance (Group) Company Zhang Biao China Galaxy Securities Co., Ltd. Liu Laizhen China United Insurance Group Co., Ltd. Li Dong CLSA Limited Wu Yuhe BOC International (China) Co., Ltd. Li Qianqian China Post Securities Co., Ltd. Zhai Yimeng Admiralty Harbour Capital Limited You Na Chongqing Yuhui Investment (Group) Co., Ltd. Li Shuping Rosefinch Fund Management Co., Ltd. Xu Ke

1615626306.2 Internal including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.